1 LITTELFUSE COMPLETES ACQUISITION OF C&K SWITCHES July 19, 2022 EXHIBIT 99.2

2Littelfuse, Inc. © 2022 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse’s accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; the risk that expected benefits, synergies and growth prospects of the C&K transaction may not be achieved in a timely manner, or at all; the risk that C&K’s business may not be successfully integrated with Littelfuse’s; the risk that Littelfuse and C&K will be unable to retain and hire key personnel; the risk that disruption from the transaction may adversely affect Littelfuse’s or C&K’s business and its relationships with its customers, suppliers or employees; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended January 1, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended January 1, 2022, its Quarterly Report on Form 10-Q for the quarter ended April 2, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

3Littelfuse, Inc. © 2022 C&K SWITCHES OVERVIEW  Leading designer & manufacturer of high-performance electromechanical switches & interconnect solutions with over 90 years of experience  Annualized sales of over $200 million; historical EBITDA margins of ~20%  Strong global presence across industrial, transportation, aerospace, and datacom end markets  Worldwide operations with ~2,000 employees – Manufacturing facilities in China, France, Vietnam, Germany & India  Diverse OEM & distributor customer base of 60,000+

4Littelfuse, Inc. © 2022 Consistent with strategic M&A priorities ACQUISITION RATIONALE ACQUIRED JULY 2022 NOW PART OF Switches Interconnect Solutions Wire Harnesses

5Littelfuse, Inc. © 2022 LITTELFUSE & C&K SWITCHES: COMBINATION OF TWO INDUSTRY LEADING BRANDS EXPANDS COLLECTIVE MARKET POSITIONS  Economies of scale to leverage technologies & other investments  Optimization of customer facing & operational structures, leveraging respective strengths  Added operational infrastructure  China, France, Vietnam, Germany, India & U.S. Enables Combined Critical Scale Accelerates Growth in Strategic Applications & Markets  Increases addressable market with addition of market leading electromechanical switches & interconnect solutions  Broadens technical & application expertise, & engineering & design-in capabilities  Technology leadership in high-precision manufacturing, miniaturization & haptics Expansion of Technologies & Capabilities  Strong global presence & growth in target markets  Industrial  Automotive  Datacom Leverages Complementary Customers & Channels  Complementary go-to- market models  Enhances partnerships with distribution channels  Deepens customer penetration through complementary & new OEM relationships